                                                               Exhibit 99(a)(iv)

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 11-K

                         ------------------------------

               [X] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 [FEE REQUIRED]

                   For the Fiscal Year Ended December 29, 2002

                                       OR

             [ ] TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]

Commission File Number 1-3215

                         ------------------------------

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN

                            (Full title of the Plan)

                                JOHNSON & JOHNSON
                           ONE JOHNSON & JOHNSON PLAZA
                         NEW BRUNSWICK, NEW JERSEY 08933

           (Name of issuer of the securities held pursuant to the Plan and the address of its principal executive office)

Item 4.           Financial Statements and Exhibits

         Independent Auditors' Report

         Statement of Net Assets Available for Benefits

         Statement of Changes in Net Assets Available for
         Benefits

         Notes to Financial Statements

         Supplemental Schedule:
           Schedule of Assets Held for Investment Purposes

Consent of Morris Davis & Chan, LLP, dated April 17, 2003

Certification of Plan Administrator Pursuant to Section 906 of the Sarbanes-Oxley Act, dated June 26, 2003.

The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or other persons who administer the employee benefit plan) have duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALZA CORPORATION TAX DEFERRAL
                                            INVESTMENT PLAN

                                            By: /s/ D. R. Hoffmann
                                               ---------------------------------
                                                    D. R. HOFFMANN
                                                    Trustee

June 25, 2003

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN

                                -----------------

                            FINANCIAL STATEMENTS AND
                              SUPPLEMENTAL SCHEDULE

                          AS OF AND FOR THE YEARS ENDED
                           DECEMBER 31, 2002 AND 2001

                          ALZA CORPORATION TAX DEFERRAL
                                 INVESTMENT PLAN

                                TABLE OF CONTENTS

Independent Auditors' Report                                              1

Statement of Net Assets Available for Benefits                            2

Statement of Changes in Net Assets Available for Benefits                 3

Notes to Financial Statements                                           4-9

Supplemental Schedule:                                                   10

     Schedule of Assets Held for Investment Purposes                  11-22

Consent of Morris, Davis & Chan, dated April 17, 2003                    23

Certification of Plan Administrator Pursuant to
Section 906 of the Sarbanes-Oxley Act, dated June 26, 2003               24

                          INDEPENDENT AUDITORS' REPORT

Plan Administrator
ALZA CORPORATION TAX DEFERRAL
INVESTMENT PLAN

We have audited the accompanying statement of net assets available for benefits of the ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN (the Plan) as of December 31, 2002 and 2001, and the related statement of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Plan at December 31, 2002 and 2001, and the changes in its net assets available for benefits for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental schedule of assets held for investment purposes as of December 31, 2002 is presented for the purpose of complying with the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, and is not a required part of the basic financial statements. The supplemental schedule has been subjected to the auditing procedures applied in our audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

April 17, 2003

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                 Statement of Net Assets Available for Benefits
                           December 31, 2002 and 2001

                                                  2002             2001
                                              ------------     ------------
Investments at fair value:
  Mutual funds:
   Merrill Lynch Ready Asset Trust            $ 18,006,196     $ 15,782,386
   Merrill Lynch Basic Value                    10,130,993       11,810,199
   Merrill Lynch Corporate Bond                  4,384,311        3,795,085
   Merrill Lynch Balanced Capital                3,197,689        3,531,862
   Merrill Lynch Global Allocation               3,209,991        3,249,197
   John Hancock Emerging Growth                  1,940,668        2,991,029
   Templeton International                       1,653,964        1,798,814
   Alliance New Europe                              82,426           81,948
   Alliance Premier Growth                         804,500        1,353,788
   Fidelity Advisor Overseas                       130,143          191,448
   Franklin California Growth                    1,505,786        1,644,479
   Merrill Lynch Healthcare                      1,313,207        1,328,948
   Merrill Lynch International Index               305,220          307,710
   Merrill Lynch Pacific                            62,981           63,156
   Merrill Lynch Small Cap Index                   297,577          215,898
   Merrill Lynch S&P 500 Index                   6,001,171        6,990,932
   Merrill Lynch Fundamental Growth              5,198,889        6,918,633
   Munder NetNet                                   315,956          411,528
   PIMCO Small Cap Value                           801,285          540,538
 Other investments:
   Retirement Cash Management Account           24,584,885       33,826,806
   Johnson & Johnson Common Stock               46,203,705       57,289,235
   Participant loans                             1,052,603          917,581
                                              ------------     ------------
Total investments                              131,184,146      155,041,200
Cash                                               754,256          113,914
Employer contributions receivable                1,717,217        2,315,461
Participant contributions receivable                     -          360,343
Accrued interest and dividends receivable           24,463                -
                                              ------------     ------------
Net assets available for benefits             $133,680,082     $157,830,918
                                              ============     ============

                 See accompanying notes to financial statements.

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
            Statement of Changes in Net Assets Available for Benefits
                     Years Ended December 31, 2002 and 2001

                                                          2002               2001
                                                      -------------      -------------
Additions to net assets attributed to:

   Investment income:
     Net realized and unrealized appreciation
      (depreciation) in fair value of investments     $ (20,140,653)     $   8,291,237
     Interest and dividends                               1,941,730          3,108,884
                                                      -------------      -------------
                                                        (18,198,923)        11,400,121
   Employer contributions                                 2,691,099          3,594,549
   Participant contributions                             10,118,124         13,619,013
                                                      -------------      -------------

   Net additions                                         (5,389,700)        28,613,683
                                                      -------------      -------------

Deductions from net assets attributed to:

   Distributions                                         18,758,242         20,915,378
   Administrative expenses                                    2,894              1,777
                                                      -------------      -------------

   Net deductions                                        18,761,136         20,917,155
                                                      -------------      -------------

Increase (decrease) in net assets                       (24,150,836)         7,696,528

Net assets available for benefits:

   Beginning of year                                    157,830,918        150,134,390
                                                      -------------      -------------

   End of year                                        $ 133,680,082      $ 157,830,918
                                                      =============      =============

                 See accompanying notes to financial statements.

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          Notes to Financial Statements
                           December 31, 2002 and 2001

1.       DESCRIPTION OF PLAN

         The following description of the ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN (the Plan) provides only general information. Participants should refer to the Summary Plan Description for a more complete description of the Plan's provisions.

         General

         The Plan is a defined contribution plan. ALZA Corporation (the Company or ALZA) remits to the Trust created by the Plan such amounts as are voluntarily elected by participants and Company contributions. The Plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA).

         Contributions

         Participants may make elective salary reduction contributions which are tax deferred and are, therefore, not included in a participant's compensation for federal income tax purposes until distributed to the participant. Under the Plan, participants may elect to contribute through bi-weekly payroll deductions a fixed dollar amount up to a maximum of $11,000 for participants under age 50, or $12,000 for participants age 50 and up in 2002 and $10,500 in 2001. Further restrictions may be imposed on highly compensated individuals and Plan participants who also participate in the ALZA Retirement Plan.

         For the years ended December 31, 2002 and 2001 the Company made a contribution of $20 each pay period for each employee (thereby making all ALZA employees participants) to begin an account and encourage employees to participate further in the Plan. The Company also made a matching contribution at 50% of participant contributions. The maximum Company contribution was $2,000 for each participant.

         Participant Accounts

         Each participant's account is credited with 100% of the contributions made by the participant through a salary deferral agreement. The Company will suspend the pretax salary deferral agreement of any participant if it determines that a participant's annual contribution limitation, as described in the Internal Revenue Code, will be exceeded.

         Participants are allowed to make rollover contributions of amounts received from other qualified employer-sponsored retirement plans. Such contributions are deposited in the appropriate investment funds in accordance with the participant's directions and the Plan's provisions.

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          Notes to Financial Statements
                           December 31, 2002 and 2001

1.       DESCRIPTION OF PLAN (continued)

         Participant Accounts (continued)

         Participants allocate their contributions for investment into mutual funds and other investment vehicles (see Note 5). Earnings and losses of the investments are allocated to participants in accordance with the Plan's provisions.

         Vesting

         Participant account balances are 100% vested at all times.

         Distribution of Benefits

         Distributions from the Plan are available to a participant (or the beneficiary) in any of the following situations: termination of employment with the Company, retirement, total disability, death, reaching age 59 1/2, or a qualified financial hardship. The participant (or the beneficiary) may elect to receive a lump sum distribution of the value of his account, or he or she may choose to have the funds remain in the Plan.

         Loans

         A participant who is employed by the Company and meets certain Plan requirements may elect to borrow funds from his or her account. The borrowings are evidenced by notes that bear interest at the published prime rate plus 1% and have repayment terms of one to 30 years, depending on the purpose of the loans. Such repayments and interest thereon are credited to the borrower's account and reinvested in the same manner as current contributions.

         Income Tax Status

         The Plan obtained its latest determination letter on March 11, 2002, in which the Internal Revenue Service stated that the Plan, as then designed, was in compliance with the applicable requirements of the Internal Revenue Code. The Plan has been amended since receiving the determination letter. However, the Plan Administrator and the Plan's tax counsel believe that the Plan is currently designed and being operated in compliance with the applicable requirements of the Internal Revenue Code. Therefore, no provision for income taxes has been included in the Plan's financial statements.

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          Notes to Financial Statements
                           December 31, 2002 and 2001

1.       DESCRIPTION OF PLAN (Continued)

         Administrative Expenses

         Although not required to do so, the Company has paid all of the expenses (except for certain broker fees on transactions executed at the participant's discretion, and loan fees) associated with administering the Plan.

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Basis of Accounting

         The Plan's financial statements are prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America. Revenues are recognized as earned. Expenses are recorded as incurred.

         Investment Valuation and Income Recognition

         Investments in mutual funds are valued at the published fair value as reported by the fund manager which represents the net asset value of shares held by the Plan at year end. Other investments are valued at the published fair value as reported. The participant loans receivable is valued at cost which approximates fair value.

         Purchases and sales of securities are recorded on a trade-date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date.

         Estimates

         The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires the Plan management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results may differ from those estimates.

3.       RELATED PARTY TRANSACTIONS

         Certain Plan investments are shares of mutual funds managed by Merrill Lynch Trust Company of California. Merrill Lynch Trust Company of California is the trustee as defined by the Plan and, therefore, these transactions qualify as party-in-interest transactions. Fees for the investment management services are paid by ALZA.

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          Notes to Financial Statements
                           December 31, 2002 and 2001

4.       PLAN TERMINATION

         The Company has the right under the Plan to terminate the Plan at any time subject to the provisions of ERISA.

5.       INVESTMENT FUND ACTIVITY

         The following are investment options under the Plan:

         Mutual Funds

         Merrill Lynch Ready Asset Trust - A money market fund.

         Merrill Lynch Basic Value Fund- A fund of equity securities that management of the fund believes are undervalued and represent basic investment value.

         Merrill Lynch Corporate Bond Fund - A fund of long-term corporate fixed-income securities, including corporate bonds and notes, convertible securities and preferred stocks.

         Merrill Lynch Balanced Capital Fund - A fund of equity, debt and convertible securities that seeks to achieve the highest total return consistent with prudent risk.

         Merrill Lynch Global Allocation Fund - A fund investing in domestic and foreign equities, debt, and money markets seeking total return consistent with prudent risk.

         John Hancock Emerging Growth Fund - A fund investing in emerging-growth companies.

         Templeton International Fund - A fund investing in equity securities trading on foreign markets seeking long term growth of capital.

         Alliance New Europe Fund - This fund seeks long-term capital appreciation by investing at least 65% of its total assets in the equity securities of European companies.

         Alliance Premier Growth Fund - This fund seeks long-term growth of capital by investing at least 85% of its total assets in the equity securities of large, carefully selected, U.S. companies.

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          Notes to Financial Statements
                           December 31, 2002 and 2001

5.       INVESTMENT FUND ACTIVITY (Continued)

         Mutual Funds (continued)

         Fidelity Advisor Overseas Fund - This fund seeks capital growth by investing at least 65% of its total assets in foreign securities.

         Franklin California Growth Fund - This fund seeks capital appreciation by investing in equity securities of companies that maintain their headquarters or conduct a majority of their operations in California.

         Merrill Lynch Healthcare Fund - This fund seeks long-term capital appreciation through worldwide investment in equity securities of companies that derive a substantial portion of their sales from products and services in health care.

         Merrill Lynch International Index Fund - This fund seeks to provide investment results that, before expenses, replicate the total return of the Morgan Stanley Capital International EAFE Index.

         Merrill Lynch Pacific Fund - This fund seeks long-term capital appreciation by investing primarily in equities of corporations domiciled in Far Eastern or Western Pacific countries.

         Merrill Lynch Small Cap Index Fund - This fund seeks to provide investment results that, before expenses, replicate the total return of the Russell 2000 Index.

         Merrill Lynch S&P 500 Index Fund - This fund seeks to provide investment results that, before expenses, replicate the total return of the Standard & Poor's 500(TM) Composite Stock Price Index.

         Merill Lynch Fundamental Growth Fund - This fund seeks long-term growth of capital by investing at least 65% of assets in equities issued by medium and large capitalization companies.

         Munder NetNet Fund - This fund seeks long-term capital appreciation by investing at least 65% of its total assets in equity securities.

         PIMCO Small Cap Value Fund - This fund seeks long-term growth of capital by investing at least 65% of its total assets in the common stocks of companies with market capitalizations between $50 million and $1 billion.

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          Notes to Financial Statements
                           December 31, 2002 and 2001

5.       INVESTMENT FUND ACTIVITY (Continued)

         Other Investments

         Retirement Cash Management Account (RCMA) - A self-directed brokerage account that enables participants to choose from a wide variety of investments.

         Johnson & Johnson Common Stock Fund - On June 22, 2001, a merger between Johnson & Johnson and ALZA Corporation was completed as further discussed in Note 6. Holders of ALZA common stock received 0.98 of a share of Johnson & Johnson common stock for each share of ALZA common stock.

         Investments representing 5% or more of the Plan's net assets were as follows:

                                                                December 31,
                                                       ------------------------------
                                                           2002              2001
                                                       -----------       -----------
Merrill Lynch Ready Asset Trust                        $18,006,196       $15,782,386
Merrill Lynch Basic Value Fund                          10,130,993        11,810,199
Johnson & Johnson Common Stock
  Held in Johnson & Johnson Common Stock Fund           46,203,705        57,289,235
  Held in Retirement Cash Management Account             3,432,181         4,928,741

6.       COMPANY MERGER

         On June 22, 2001 a merger between Johnson & Johnson and ALZA Corporation (ALZA) was completed. The Plan continues to operate under the current provisions. It is not anticipated that there will be any employer contributions to the Plan subsequent to December 31, 2002. However, the future of the Plan has not yet been determined.

                             SUPPLEMENTAL SCHEDULES

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2002

( a )                   ( b )                                 ( c )                               ( d )            ( e )
                                                  Description of Investment Including
            Identity of Issue, Borrower,           Maturity Date, Rate of Interest,
              Lessor, or Similar Party            Collateral, Par, or Maturity Value               Cost        Current Value
----     -----------------------------------   -----------------------------------------      -------------    -------------
         Alliance                                New Europe Fund                              $     115,087    $     82,426
         Alliance                                Premier Growth Fund                              1,399,129         804,500
         Fidelity                                Advisor Overseas Fund                              195,659         130,143
         Franklin                                California Growth Fund                           2,364,376       1,505,786
         John Hancock                            Emerging Growth Fund                             3,293,667       1,940,668
*        Merrill Lynch                           Global Allocation Fund                           3,765,383       3,209,991
*        Merrill Lynch                           Fundamental Growth Fund                         10,137,734       5,198,889
*        Merrill Lynch                           Healthcare Fund                                  1,588,524       1,313,207
*        Merrill Lynch                           Basic Value Fund                                14,196,406      10,130,993
*        Merrill Lynch                           Balanced Capital Fund                            4,276,924       3,197,689
*        Merrill Lynch                           S&P 500 Index Fund                               8,559,475       6,001,171
*        Merrill Lynch                           Small Cap Index Fund                               365,304         297,577
*        Merrill Lynch                           International Index Fund                           425,027         305,220
*        Merrill Lynch                           Pacific Fund                                        84,920          62,981
*        Merrill Lynch                           Corporate Bond Fund                              4,243,163       4,384,311
*        Merrill Lynch                           Ready Asset Trust Fund                          18,006,196      18,006,196
*        Munder                                  NetNet Fund                                        419,219         315,956
         PIMCO                                   Small Cap Value Fund                               809,611         801,285
         Templeton                               International Fund                               1,890,932       1,653,964
*        Johnson & Johnson                       Common Stock          860,244  shares            9,864,962      46,203,705
         Retirement Cash Management Account
           12 Technologies Inc.                  Common Stock              610  shares                6,618             702
           3Com Corp.                            Common Stock              110  shares                1,134             509
           3M Company                            Common Stock              105  shares               11,705          12,947
           4 Kids Entertainment Inc.             Common Stock            1,000  shares               29,162          22,080
           A N Amro                              Common Stock               90  shares                2,050           1,456
           Abbey Natl.                           Common Stock              135  shares                3,439           2,251
           Abbott Labs                           Common Stock            1,023  shares               27,075          40,920
           Abgenix Inc.                          Common Stock              257  shares               14,095           1,894
           Adaptec Inc.                          Common Stock              700  shares               23,210           3,955
           Adaptive Broadband Corp.              Common Stock               20  shares                1,328               -
           ADC Telecommunications Inc.           Common Stock            1,000  shares                9,162           2,090
           Adobe Systems Inc.                    Common Stock              107  shares                2,905           2,654
           Advanced Digital Information          Common Stock              500  shares                7,112           3,355
           Advanced Fibre Communication          Common Stock              400  shares               29,247           6,672
           Advanced Micro Devices Inc.           Common Stock            2,307  shares               62,153          14,903
           Affymetrix Inc.                       Common Stock            1,413  shares              108,544          32,343
           Agere Systems Inc. Cl A               Common Stock               24  shares                  657              34
           Agere Systems Inc. Cl B               Common Stock              690  shares               16,995             966
           Agilent Technologies Inc.             Common Stock              594  shares               34,922          10,668
           AKZO                                  Common Stock              240  shares                5,015           7,654
           Alcoa Inc.                            Common Stock            2,680  shares               79,902          61,050
           Alkermes Inc.                         Common Stock              655  shares                6,768           4,107
           Allied Irish Banks                    Common Stock              500  shares                9,262          13,440
           Allstate Corp.                        Common Stock              120  shares                5,108           4,439
           Altera Corp.                          Common Stock            5,500  shares               38,353          67,815
           Amazon.com                            Common Stock              210  shares                4,378           3,967
           America Movil                         Common Stock            1,000  shares                6,021          14,360
           American Bank                         Common Stock            4,000  shares                7,360           2,880
           American Electric Co.                 Common Stock            1,285  shares               47,141          35,119
           American International Group Inc.     Common Stock              810  shares               63,410          46,858
           American Tower Corp.                  Common Stock              100  shares                3,344             353
           Amerisourcebergen Corp.               Common Stock              115  shares                8,122           6,246
           Amgen Inc.                            Common Stock            1,377  shares               65,511          66,564
           Andrx Corp. Group                     Common Stock              300  shares               14,420           4,401
           Anheusr Busch Cos Inc.                Common Stock              575  shares               29,572          27,830

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2002

( a )                   ( b )                                 ( c )                               ( d )            ( e )
                                                 Description of Investment Including
            Identity of Issue, Borrower,          Maturity Date, Rate of Interest,
              Lessor, or Similar Party           Collateral, Par, or Maturity Value                Cost        Current Value
----       -----------------------------       -----------------------------------------      -------------    -------------
           Anthem Inc.                           Common Stock               86  shares        $       5,267    $      5,409
           AOL Time Warner Inc.                  Common Stock            4,058  shares              118,082          53,159
           Apollo Group Inc.                     Common Stock               90  shares                2,546           3,960
           Apple Computer Inc.                   Common Stock              500  shares               11,450           7,165
           Applied Digital Solutions             Common Stock            1,500  shares                9,900             615
           Applied Materials Inc.                Common Stock           18,417  shares              269,520         239,973
           Applied Micro Circuits                Common Stock              400  shares                4,076           1,476
           Aquila Inc.                           Common Stock              500  shares                7,175             885
           Ariad Pharmaceuticals Inc.            Common Stock              100  shares                4,337             232
           Ariba Inc.                            Common Stock              500  shares                4,825           1,240
           Armstrong Holdings Inc.               Common Stock              100  shares                8,610              37
           Aspeon Inc.                           Common Stock              350  shares                3,491               7
           AT&T Wireless                         Common Stock              558  shares               13,937           3,154
           AT&T Corporation                      Common Stock              249  shares               23,725           6,501
           Atmel Corp.                           Common Stock              950  shares                9,175           2,118
           Avaya Inc.                            Common Stock              204  shares                5,555             500
           AVI Biopharma Inc.                    Common Stock              200  shares                4,800           1,000
           Avon Prod. Inc.                       Common Stock              314  shares               10,587          16,915
           Bae Sys.                              Common Stock              186  shares                3,359           1,485
           Ballard Pwr Sys. Inc.                 Common Stock              748  shares               35,421           8,280
           Bank of America Corp.                 Common Stock            1,405  shares               45,995          97,746
           Bank One Corp.                        Common Stock              285  shares               11,665          10,422
           BARR Labs                             Common Stock               77  shares                5,876           5,012
           Barrick Gold Corp.                    Common Stock            4,000  shares               63,580          61,640
           BASF Ag                               Common Stock               67  shares                2,851           2,561
           Bayer                                 Common Stock               41  shares                1,237             888
           BEA Sys. Inc.                         Common Stock            1,000  shares               12,500          11,470
           Bed Bath & Beyond Inc.                Common Stock              119  shares                3,133           4,109
           Bellsouth Corp.                       Common Stock              800  shares               17,380          20,696
           Berkshire Hathaway Inc.               Common Stock               20  shares               48,450          48,460
           Best Buy Co. Inc.                     Common Stock              787  shares               15,541          19,006
           Bio Technology Gen. Corp.             Common Stock              500  shares                5,419           1,600
           Biogen Inc.                           Common Stock              118  shares                6,070           4,727
           BJ Svcs Co.                           Common Stock              260  shares                7,847           8,401
           BJS Wholesale Club Inc.               Common Stock            1,000  shares                7,181          18,300
           Black & Decker Corp.                  Common Stock               91  shares                3,732           3,903
           Block H&R Inc.                        Common Stock              106  shares                4,704           4,261
           BMC Software Inc.                     Common Stock            1,000  shares               46,079          17,110
           Boeing Company                        Common Stock              250  shares               11,334           8,247
           Boston Scientific Corp.               Common Stock              200  shares                3,050           8,504
           Boykin Lodging Co.                    Common Stock            6,000  shares               54,600          55,980
           BP Amoco                              Common Stock              660  shares               30,166          26,829
           Bristol Myers Squibb Co.              Common Stock              369  shares               14,609           8,543
           Broadcom Corp.                        Common Stock              250  shares               43,907           3,765
           Broadvision Inc.                      Common Stock              133  shares               52,187             454
           Brocade Communications Sys.           Common Stock            1,000  shares               72,494           4,140
           BT Group                              Common Stock               39  shares                1,377           1,222
           Burnham Pac Properties Inc.           Common Stock            1,000  shares               10,825             760
           Cable & Wireless Pub Ltd. Co.         Common Stock              200  shares                3,240             466
           Cable Design Technologies Co.         Common Stock              300  shares                6,900           1,770
           Cadbury Schweppes                     Common Stock              126  shares                3,518           3,227
           Calico Commerce Inc.                  Common Stock              125  shares                6,300              35
           California Water Svc Grp              Common Stock            1,000  shares               18,222          23,650
           Caliper Techs Corp.                   Common Stock              116  shares                4,987             343
           Calpine Corp.                         Common Stock              400  shares               14,452           1,304
           CAM COMM Solutions Inc.               Common Stock              500  shares                8,075           1,770

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2002

( a )                   ( b )                                         ( c )                               ( d )          ( e )
                                                       Description of Investment Including
             Identity of Issue, Borrower,                Maturity Date, Rate of Interest,
               Lessor, or Similar Party                 Collateral, Par, or Maturity Value                 Cost       Current Value
-----     -------------------------------------       ------------------------------------              ----------    -------------
          Canon Inc.                                  Common Stock               77 shares              $    1,737    $   2,837
          Catalytica Energy Sys.                      Common Stock            1,001 shares                   7,836        2,763
          Caterpillar Inc.                            Common Stock              204 shares                   8,045        9,329
          CBRL Group Inc.                             Common Stock               30 shares                     896          904
          Cellular Tech Svcs                          Common Stock              500 shares                   5,387          345
          Cendant Corp.                               Common Stock               50 shares                   1,055          524
          Centura Software Corp.                      Common Stock            2,100 shares                  14,150            2
          Cephalon Inc.                               Common Stock               90 shares                   6,027        4,380
          Cepheid Inc.                                Common Stock              100 shares                   1,124          510
          Charter One Finl Inc.                       Common Stock              178 shares                   5,595        5,114
          ChevronTexaco Corp.                         Common Stock              918 shares                  72,812       61,002
          Chicos Fas Inc.                             Common Stock              220 shares                   4,888        4,160
          China Mobile HK                             Common Stock              100 shares                   1,440        1,208
          Ciena Corp.                                 Common Stock            1,013 shares                  18,241        5,207
          Cisco Systems Inc.                          Common Stock           34,801 shares               1,099,531      455,893
          Citigroup Inc.                              Common Stock            7,517 shares                 217,881      264,523
          Citrix Systems Inc.                         Common Stock            1,710 shares                  39,293       21,067
          City National Corp.                         Common Stock              111 shares                   5,049        4,883
          CMGI                                        Common Stock            1,450 shares                  52,897        1,422
          Coca Cola                                   Common Stock              255 shares                  12,319       11,159
          Cognizant Technology Solution               Common Stock               40 shares                   2,263        2,889
          Cognos Inc.                                 Common Stock              151 shares                   3,717        3,541
          Colonial Properties                         Common Stock              750 shares                  18,469       25,455
          Comcast Corp. Class A                       Common Stock              400 shares                  14,175        9,428
          Comcast Corp. Class A SPCL                  Common Stock              200 shares                   4,594        4,518
          Companhia Vale Do Rio                       Common Stock               40 shares                   1,277        1,156
          Conagra Inc.                                Common Stock              400 shares                   7,840       10,004
          Connectics Corp.                            Common Stock            2,000 shares                  11,075       24,040
          Conocophillips                              Common Stock               93 shares                   5,492        4,500
          Constellation Brands Inc.                   Common Stock              200 shares                   4,904        4,742
          Copper Mtn. Networks Inc.                   Common Stock               80 shares                   5,720          341
          Corinthian Colleges Inc.                    Common Stock              124 shares                   4,590        4,695
          Corning Inc.                                Common Stock              128 shares                   9,866          424
          Corporate High Yld                          Common Stock            3,000 shares                  37,902       20,550
          Correctional Properties Trust               Common Stock            6,000 shares                  55,350      130,200
          Corvis Corp.                                Common Stock            1,093 shares                   4,768          776
          Countrywide Crdt Ind.                       Common Stock               99 shares                   5,037        5,113
          Cybertel Communications Corp.               Common Stock              200 shares                   2,125            5
          Cylink Corp.                                Common Stock            3,410 shares                  12,190        4,129
          Daimler Chrysler                            Common Stock              374 shares                  17,874       11,463
          Danske Bank                                 Common Stock              128 shares                   2,271        2,116
          Debt Strategy Fund Inc.                     Common Stock            3,391 shares                  40,000       18,990
          Dell Computer Corp.                         Common Stock            9,717 shares                 228,800      259,833
          Del Monte Foods Co.                         Common Stock               89 shares                     586          685
          Delta Air Lines Inc.                        Common Stock              100 shares                   6,200        1,210
          Deltagen Inc.                               Common Stock              250 shares                   4,925          120
          Dentsply International Inc.                 Common Stock              147 shares                   5,262        5,468
          Deutsche Bank                               Common Stock               35 shares                   2,244        1,590
          Developers Diversified Rlty.                Common Stock            3,675 shares                  56,292       80,813
          Diageo                                      Common Stock               54 shares                   1,696        2,365
          Dial Corp.                                  Common Stock              180 shares                   3,794        3,667
          Diametrics Med.                             Common Stock              200 shares                   1,630          330
          Digital Lightwave Inc.                      Common Stock              100 shares                  12,987          123
          Digital Video Systems                       Common Stock              500 shares                   5,950        1,060
          Ditech Communications                       Common Stock              185 shares                   4,051          403
          Donaldson Co. Inc.                          Common Stock              400 shares                   9,310       14,400

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2002

( a )                   ( b )                                         ( c )                               ( d )          ( e )
                                                       Description of Investment Including
             Identity of Issue, Borrower,                Maturity Date, Rate of Interest,
               Lessor, or Similar Party                 Collateral, Par, or Maturity Value                 Cost       Current Value
-----     -------------------------------------       ------------------------------------              ----------    -------------
          Doubleclick Inc.                            Common Stock                3 shares              $    1,592    $      17
          DSL Net Inc.                                Common Stock              200 shares                   1,375           98
          Duke Energy Corp.                           Common Stock            2,625 shares                  66,115       51,292
          Duke Realty Investments Inc.                Common Stock            1,440 shares                  36,452       36,648
          Durect Corp.                                Common Stock            1,500 shares                  14,655        3,030
          E I Dupont                                  Common Stock              751 shares                  38,415       31,853
          E Trade Group Inc.                          Common Stock              613 shares                  13,565        2,979
          Ecolab Inc.                                 Common Stock               95 shares                   4,269        4,703
          Econnect Inc.                               Common Stock                6 shares                   1,564            -
          Edison International                        Common Stock              238 shares                   3,759        2,819
          Egain Communications Corp.                  Common Stock              600 shares                   1,647          126
          Eisai Ltd.                                  Common Stock              121 shares                   2,877        2,717
          El Paso Corp.                               Common Stock            1,230 shares                  19,558        8,561
          Elan Corp.                                  Common Stock              585 shares                  18,667        1,439
          Electric Data Sys. Corp.                    Common Stock            1,670 shares                  52,585       30,778
          Eloyalty Corp.                              Common Stock               30 shares                  10,137          124
          EMC Corporation                             Common Stock            4,210 shares                 112,270       25,849
          Emerson Elec. Co.                           Common Stock              150 shares                   9,309        7,628
          Endesa S.A.                                 Common Stock              266 shares                   5,698        3,006
          Energy Power Sys. Ltd.                      Common Stock            2,000 shares                  11,580          980
          Engage Technologies Inc.                    Common Stock              250 shares                   2,003           33
          Eni SpA                                     Common Stock               45 shares                   2,831        3,532
          Enron Corp.                                 Common Stock              501 shares                  19,128           32
          Ensco International Inc.                    Common Stock              270 shares                   7,711        7,951
          Enterasys Networks Inc.                     Common Stock              500 shares                   7,964          780
          Entrada Networks Inc.                       Common Stock               50 shares                      97            8
          Enzo Biochem Inc.                           Common Stock              315 shares                   4,905        4,410
          Equity Office Properties                    Common Stock            1,702 shares                  49,697       42,511
          Equity Residential Properties               Common Stock            2,900 shares                  75,660       71,282
          Ericsson                                    Common Stock               12 shares                   3,002           81
          Essex Properties                            Common Stock            1,400 shares                  34,600       71,190
          Excelligence Learning                       Common Stock              125 shares                   9,056          363
          Extreme Networks Inc.                       Common Stock              100 shares                   3,250          327
          Exxon Mobil Corp.                           Common Stock            3,052 shares                 104,082      106,637
          FBR Asset Investment Corp.                  Common Stock              400 shares                  12,268       13,560
          Federal Natl. Mtg. Assn                     Common Stock              155 shares                   7,713        9,999
          Fedex Corp.                                 Common Stock               25 shares                     873        1,356
          Fibercore Inc.                              Common Stock            1,100 shares                  10,306          231
          Finisar Corp.                               Common Stock            1,375 shares                  40,573        1,306
          Five Star Quality Care                      Common Stock              186 shares                   1,350          255
          Flextronics International Ltd.              Common Stock            1,722 shares                  52,813       14,103
          Fluor Corp.                                 Common Stock              200 shares                       -        5,600
          Forest Labs Inc.                            Common Stock              200 shares                  13,340       19,644
          Foundry Networks Inc.                       Common Stock              250 shares                  22,544        1,760
          France Telecom                              Common Stock              100 shares                  16,144        1,777
          Fuji Photo Film                             Common Stock              108 shares                   2,769        3,464
          Gannett Co.                                 Common Stock              800 shares                  32,729       57,440
          Gap Inc.                                    Common Stock            1,012 shares                   9,360       15,706
          Genentech Inc.                              Common Stock              400 shares                  34,186       13,264
          General Electric                            Common Stock           16,197 shares                 395,770      394,401
          General Motors Corp.                        Common Stock              100 shares                   9,212        3,686
          General Dynamics Corp.                      Common Stock              100 shares                   2,400        7,937
          Geron Corp.                                 Common Stock            1,000 shares                  10,463        3,600
          Gilead Sciences Inc.                        Common Stock              173 shares                   6,054        5,882
          Gillette Co.                                Common Stock              300 shares                  17,941        9,108
          Glaxo                                       Common Stock              674 shares                  21,803       25,248

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2002

( a )               ( b )                                          ( c )                            ( d )           ( e )
                                                    Description of investment including
            Identity of Issue, Borrower,             Maturity Date, Rate of Interest,
              Lessor, or Similar Party              Collateral, Par, or Maturity Value              Cost         Current Value
-----   --------------------------------------    -------------------------------------         -----------      -------------
        Global Crossing Ltd.                            Common Stock     659 shares             $   14,771       $         11
        Global Telecommunication                        Common Stock     200 shares                  8,013                 10
        Great Lakes REIT Inc.                           Common Stock   2,000 shares                 34,200             33,300
        Green Star Prods Inc.                           Common Stock   6,900 shares                  2,779                117
        Gtech Hldgs Corp.                               Common Stock     133 shares                  3,803              3,705
        Guidant Corp.                                   Common Stock     600 shares                 18,270             18,510
        Harley Davidson Inc.                            Common Stock     800 shares                  5,245             36,960
        Harmonic Lightwaves Inc.                        Common Stock     400 shares                 17,891                920
        Health Care Property Invs.                      Common Stock   4,000 shares                110,600            153,200
        Health Care REIT Inc.                           Common Stock   6,000 shares                104,600            162,300
        Health Grades Inc.                              Common Stock   2,000 shares                  9,075                 60
        Health Mgmt Assoc. Inc.                         Common Stock     500 shares                  7,543              8,950
        Healthcare Rlty                                 Common Stock   5,000 shares                 89,563            146,250
        Heinz H J Co.                                   Common Stock     200 shares                  5,407              6,574
        Hewlett-Packard Co.                             Common Stock   2,145 shares                 57,395             37,237
        Hitachi Ltd.                                    Common Stock      40 shares                  3,054              1,490
        Home Depot Inc.                                 Common Stock   2,478 shares                 54,498             59,522
        Honda Motor                                     Common Stock      72 shares                  1,560              1,300
        Hospitality Properties                          Common Stock   2,000 shares                 64,600             70,400
        House2home Inc.                                 Common Stock     500 shares                  2,069                  3
        HRPT Properties                                 Common Stock  19,600 shares                128,635            161,504
        HSBC Hldg                                       Common Stock      60 shares                  1,180              3,299
        Humphrey Hospitality                            Common Stock  10,000 shares                 73,156             19,600
        Hyseq Inc.                                      Common Stock     200 shares                 19,150                174
        Ibis Technology Corp.                           Common Stock      30 shares                  1,153                141
        Identix Inc.                                    Common Stock     134 shares                  1,578                690
        Illumina Inc.                                   Common Stock     230 shares                  3,730                775
        Imation Corp.                                   Common Stock     119 shares                  4,566              4,175
        Incyte Pharmaceuticals Inc.                     Common Stock      60 shares                  7,130                274
        Infocast Corp.                                  Common Stock   1,200 shares                 17,875              6,162
        Ing Groep                                       Common Stock     134 shares                  1,480              2,257
        Inhale Therapeutic Sys.                         Common Stock     500 shares                 13,291              4,040
        Innkeepers USA                                  Common Stock   5,000 shares                 58,000             38,300
        Integrated Circuit Sys.                         Common Stock     191 shares                    885              3,486
        Integrated Device Tech                          Common Stock     100 shares                  3,650                837
        Intel Corp.                                     Common Stock  31,201 shares                791,581            485,800
        Interferon                                      Common Stock   3,000 shares                  6,100                135
        Internet Architecture                           Common Stock     200 shares                 15,813              5,156
        Internet Cap Group Inc.                         Common Stock   1,922 shares                 40,122                692
        Internet Sec Sys. Inc.                          Common Stock     210 shares                  5,329              3,849
        Interwave Communications International          Common Stock      50 shares                  1,303                 10
        International Business Mach.                    Common Stock   2,150 shares                194,848            166,625
        International Fibercom Inc.                     Common Stock     600 shares                  7,189                  6
        International Paper Co.                         Common Stock     213 shares                  7,203              7,461
        Intrabiotics Phamaceuticals                     Common Stock   3,300 shares                  6,599                957
        Intuit Inc.                                     Common Stock     186 shares                  6,819              8,727
        Iomega Corp.                                    Common Stock     200 shares                  8,638              1,570
        Isis Pharmaceuticals                            Common Stock   2,000 shares                 17,068             13,180
        Ito Yokado                                      Common Stock      30 shares                  2,390                851
        Ivoice Com Inc.                                 Common Stock   3,000 shares                 10,894                  3
        Jacobs Engineering Group Inc.                   Common Stock   1,072 shares                 18,000             38,163
        JC Penney Co.                                   Common Stock   2,000 shares                 52,700             46,020
        JDN Rlty Corp.                                  Common Stock   5,000 shares                 53,000             54,750
        JDS Uniphase Corp.                              Common Stock   7,866 shares                283,179             19,429
        JM Smucker Co.                                  Common Stock     134 shares                  4,025              5,335

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2002

( a )               ( b )                                          ( c )                            ( d )          ( e )
                                                    Description of investment including
            Identity of Issue, Borrower,             Maturity Date, Rate of Interest,
              Lessor, or Similar Party              Collateral, Par, or Maturity Value              Cost         Current Value
-----   --------------------------------------     -------------------------------------          ---------      -------------
        JMAR Inds Inc.                                  Common Stock     150 shares               $  2,481       $        153
        JNI Corp.                                       Common Stock     295 shares                 12,539                817
*       Johnson & Johnson                               Common Stock  63,902 shares                302,283          3,432,181
        JP Morgan Chase and Co.                         Common Stock   1,650 shares                 47,996             39,600
        Juniper Networks Inc.                           Common Stock   1,298 shares                 66,553              8,826
        Kanakaris Wireless                              Common Stock      13 shares                  1,074                  -
        Kao Corp.                                       Common Stock       9 shares                  2,028              1,976
        Kingfisher                                      Common Stock     252 shares                  2,177              1,805
        KLA Instrs Corp.                                Common Stock     132 shares                  5,823              4,669
        Kohls Corp.                                     Common Stock     150 shares                  8,374              8,393
        Koninklijke Philips Electronics                 Common Stock     123 shares                  2,871              2,175
        Korea Elec Pwr                                  Common Stock     120 shares                  2,034              1,020
        KT Corp.                                        Common Stock      95 shares                  2,748              2,047
        Kulicke & Soffa Indust                          Common Stock   2,000 shares                 57,800             11,440
        Kyocera Corp.                                   Common Stock      23 shares                  1,431              1,314
        L-3 Communications Holdings, Inc.               Common Stock     112 shares                  4,711              5,030
        Lam Research Corp.                              Common Stock     250 shares                  5,581              2,700
        Lehman Brothers Holdings                        Common Stock      92 shares                  5,840              4,903
        Lexmark International Group Inc.                Common Stock      73 shares                  3,473              4,417
        Lilly Eli Co.                                   Common Stock     400 shares                 24,143             25,400
        Lockheed Martin Corp.                           Common Stock     100 shares                  1,756              5,775
        Loral Space & Comm Ltd.                         Common Stock   3,075 shares                 35,308              1,322
        Loudeye Technologies Inc.                       Common Stock     150 shares                  6,022                 47
        LSI Logic Corp.                                 Common Stock   4,700 shares                129,786             27,119
        LTWC Corp.                                      Common Stock     474 shares                  5,311                 28
        LTX Corp.                                       Common Stock     500 shares                 13,138              3,015
        Lucent Technologies Inc.                        Common Stock   2,642 shares                 79,232              3,329
        Marks & Spencer Ltd.                            Common Stock      40 shares                  1,672              1,217
        Martha Stewart                                  Common Stock     200 shares                  5,875              1,974
        Massey Energy Co.                               Common Stock     400 shares                 16,674              3,888
        Maxim Integrated Prods.                         Common Stock   3,200 shares                 80,610            105,728
        Maxygen Inc.                                    Common Stock     600 shares                 12,204              4,572
        McData Corp.                                    Common Stock      89 shares                  1,785                632
        McDonalds Corp.                                 Common Stock   1,800 shares                 44,049             28,944
        MCI Group-Worldcom Inc.                         Common Stock   1,050 shares                 13,710                163
        Medimmune Inc.                                  Common Stock     143 shares                  4,040              3,885
        Medtronic Inc.                                  Common Stock   1,750 shares                 73,050             79,800
        Merck & Co. Inc.                                Common Stock   1,665 shares                 84,558             94,242
        Mercury Interactive Corp.                       Common Stock     172 shares                  4,188              5,100
*       Merrill Lynch & Co.                             Common Stock   1,000 shares                 27,582             37,950
        Metromedia                                      Common Stock   2,400 shares                  5,915                  7
        Michaels Stores Inc.                            Common Stock     154 shares                  5,843              4,820
        Microchip Technology Inc.                       Common Stock     147 shares                  3,566              3,594
        Micromuse Inc.                                  Common Stock      70 shares                  7,033                267
        Micron Technology Inc.                          Common Stock     200 shares                 12,575              1,948
        Microsoft Corp.                                 Common Stock   7,620 shares                339,556            393,954
        Millennium Pharmaceuticals                      Common Stock      25 shares                    816                199
        MIM Corp.                                       Common Stock     100 shares                  2,129                580
        Minorplanet Sys, USA Inc.                       Common Stock      60 shares                  2,760                 46
        MIPS Techs Inc.                                 Common Stock      13 shares                    723                 37
        Molecular Diagnostics                           Common Stock     491 shares                  9,269                 79
        Monsanto Co.                                    Common Stock      34 shares                    586                655
        Moody's Corp.                                   Common Stock      60 shares                  2,163              2,477
        Motorola Inc.                                   Common Stock     950 shares                 33,106              8,218
        MRV Communications Inc.                         Common Stock     100 shares                  7,381                107
        Nanogen Inc.                                    Common Stock     104 shares                  1,571                161

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2002

( a )                ( b )                                ( c )                         ( d )              ( e )
                                            Description of Investment Including
          Identity of Issue, Borrower,        Maturity Date, Rate of Interest,
           Lessor, or Similar Party          Collateral, Par, or Maturity Value          Cost          Current Value
-----    -----------------------------      -----------------------------------       ----------       -------------
         Nasdaq-100                         Common Stock          4,831 shares        $  263,199         $  117,731
         Nationwide Health Properties       Common Stock          9,500 shares           124,750            141,835
         National Australia                 Common Stock             18 shares               862              1,616
         Nestle S A                         Common Stock             69 shares             2,136              3,655
         Network Appliance Inc.             Common Stock          2,020 shares           113,856             20,200
         New Focus Inc.                     Common Stock            760 shares            11,251              2,918
         News Corp. Ltd.                    Common Stock          1,000 shares            49,863             26,250
         Nexprise Inc.                      Common Stock             36 shares            11,625                 50
         Nextel Communications              Common Stock            364 shares             2,507              4,204
         Nintendo Ltd.                      Common Stock            182 shares             2,540              2,118
         Nippon Teleg & Tel Corp.           Common Stock            142 shares             7,040              2,508
         Nokia Corp.                        Common Stock         11,325 shares           283,987            175,533
         Norsk Hydro                        Common Stock            400 shares            18,030             17,764
         Nortel Networks Corp.              Common Stock          2,500 shares            57,418              4,026
         Nova Chemicals Corp.               Common Stock            100 shares             2,231              1,830
         Novartis                           Common Stock             82 shares             1,688              3,012
         Novell Inc.                        Common Stock            300 shares             8,950              1,002
         Novellus Sys Inc.                  Common Stock          1,484 shares            72,131             41,671
         Office Depot Inc.                  Common Stock            300 shares             6,844              4,428
         On2.com Inc.                       Common Stock            460 shares             7,199                138
         Open TV Corp.                      Common Stock             50 shares             8,500                 60
         Oracle Sys. Corp.                  Common Stock         23,172 shares           132,751            250,258
         Orbital Sciences Corp.             Common Stock          1,650 shares             9,983              6,963
         Pacific Aerospace & Eltr Inc.      Common Stock          2,000 shares             2,815                 18
         Pactiv Corp.                       Common Stock            260 shares             1,278              5,684
         Palm Inc.                          Common Stock            140 shares            18,612              2,198
         Pepsi Bottling Group Inc.          Common Stock             71 shares             1,716              1,825
         Pepsico Inc.                       Common Stock          2,475 shares            88,623            104,495
         Peregrine Pharmactls Inc.          Common Stock          1,000 shares             4,060                780
         Performance Food Group             Common Stock            103 shares             3,521              3,498
         Petrleo Bras Vtg. Spd              Common Stock             85 shares             2,119              1,270
         Petsmart Inc.                      Common Stock            233 shares             3,708              3,992
         Pfizer Inc.                        Common Stock          5,482 shares           193,257            167,581
         PG&E Corp.                         Common Stock            370 shares             8,998              5,146
         Pharmacia Corp.                    Common Stock            200 shares             9,014              8,360
         Philip Morris Cos Inc.             Common Stock          5,485 shares           220,225            222,310
         Pitney Bowes Inc.                  Common Stock            100 shares             6,305              3,266
         Pixar                              Common Stock            285 shares            13,067             15,102
         Plantronics Inc.                   Common Stock            700 shares            22,148             10,591
         Pogo Producing Co.                 Common Stock             94 shares             3,550              3,502
         Portugal Telecom                   Common Stock            362 shares             3,141              2,472
         Power-One Inc.                     Common Stock            100 shares             4,650                567
         Procter & Gamble                   Common Stock          1,600 shares            87,510            137,504
         Progress Energy Inc.               Common Stock            200 shares            10,356              8,670
         Protein Design Labs Inc.           Common Stock          2,000 shares            28,570             17,000
         Providian Finl Corp.               Common Stock            200 shares             8,050              1,298
         Proxim Corp.                       Common Stock            188 shares             1,806                164
         Public Storage Inc.                Common Stock            304 shares            11,201              9,807
         Qlogic Corp.                       Common Stock            427 shares            18,331             14,736
         Qualcomm Inc.                      Common Stock            196 shares            23,856              7,132
         RailAmerica Inc.                   Common Stock            533 shares             5,743              3,822
         Rambus Inc.                        Common Stock            105 shares             9,500                705
         Real Networks Inc.                 Common Stock            500 shares             4,370              1,905
         Redback Networks Inc.              Common Stock          1,815 shares            12,856              1,525
         Regis Corp.                        Common Stock            138 shares             3,774              3,587
         Renaissance Holdings               Common Stock             99 shares             3,673              3,920

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2002

( a )                ( b )                                ( c )                         ( d )              ( e )
                                            Description of Investment Including
          Identity of Issue, Borrower,        Maturity Date, Rate of Interest,
           Lessor, or Similar Party          Collateral, Par, or Maturity Value          Cost          Current Value
-----    -----------------------------      -----------------------------------       ----------       -------------
         Repsol                             Common Stock            113 shares        $    1,454         $    1,478
         RF Micro Devices Inc.              Common Stock            600 shares            26,277              4,398
         Rite Aid Corporation               Common Stock            250 shares               800                613
         Riverstone Networks Inc.           Common Stock            756 shares             4,729              1,603
         Roche Hldg Ltd.                    Common Stock             30 shares             2,172              2,090
         Rogue Wave Software                Common Stock            200 shares             2,028                356
         Rolls-Royce Plc.                   Common Stock            108 shares             1,401                930
         Ross Store Inc.                    Common Stock             99 shares             3,111              4,197
         Roxio Inc.                         Common Stock            114 shares             6,546                544
         RSA Security Inc.                  Common Stock            300 shares            13,023              1,797
         Saba Software Inc.                 Common Stock            150 shares             1,550                159
         Safeguard Scientifics              Common Stock            600 shares             7,940                816
         San Paolo-Imi Sps                  Common Stock             82 shares             2,171              1,054
         Sandisk Corp.                      Common Stock            225 shares            16,903              4,567
         Sanmina-Sci Corp.                  Common Stock            280 shares             4,027              1,257
         Save the Worldair Inc.             Common Stock            530 shares             2,889                186
         SBC Communications Inc.            Common Stock          1,350 shares            38,372             36,599
         Schlumberger Ltd.                  Common Stock            100 shares             5,235              4,209
         Scios Inc.                         Common Stock            600 shares             5,352             19,548
         Scottish Power                     Common Stock            129 shares             4,048              2,957
         Sector Spdr Consumers Stpl.        Common Stock            100 shares             2,761              1,994
         Sector Spdr Technology             Common Stock            125 shares             4,548              1,850
         Serologicals Corp.                 Common Stock            150 shares             3,300              1,650
         Shell Trns & Trdng                 Common Stock             84 shares             2,099              3,269
         Siebel Sys Inc.                    Common Stock          1,800 shares            43,008             13,320
         Sigma Aldrich Corp.                Common Stock            110 shares             5,390              5,357
         Silicon Graphics Inc.              Common Stock          3,938 shares            14,210              4,450
         Sina.com                           Common Stock            250 shares             1,738              1,625
         Skyworks Solutions Inc.            Common Stock            419 shares             4,875              3,612
         Societe Generale France            Common Stock            248 shares             1,485              2,889
         Sohu Com Inc.                      Common Stock            500 shares             2,325              3,200
         Solectron Corp.                    Common Stock          2,200 shares            81,781              7,810
         Sonus Networks Inc.                Common Stock            880 shares             2,449                880
         Sony Corp.                         Common Stock             59 shares             5,291              2,437
         Sorrento Networks Corp.            Common Stock             10 shares             7,750                 42
         Sovran Self Storage Inc.           Common Stock          5,000 shares            91,750            141,800
         Sprint Corp.                       Common Stock            740 shares             7,319              3,241
         St. Jude Medical Inc.              Common Stock             80 shares             2,938              3,178
         St. Mary Ld & Expl Co.             Common Stock            250 shares             3,410              6,250
         Starbucks Corp.                    Common Stock            132 shares             2,770              2,690
         Statoil ASA                        Common Stock            216 shares             1,490              1,786
         Stellent Inc.                      Common Stock             38 shares             1,549                169
         Stemcells Inc.                     Common Stock          1,000 shares             4,538              1,090
         Stora Enso                         Common Stock            127 shares             1,399              1,328
         Storage Technology                 Common Stock            272 shares             6,021              5,826
         Stratex Networks Inc.              Common Stock             50 shares             1,750                111
         Stryker Corp.                      Common Stock             60 shares             3,177              4,027
         Sun Microsystems Inc.              Common Stock         14,376 shares           290,522             44,709
         Sunguard Data Sys Inc.             Common Stock            218 shares             5,673              5,136
         Superconductor Technologies        Common Stock            100 shares             3,725                 94
         Supergen Inc.                      Common Stock          1,354 shares            29,462              4,915
         Swissray International Inc.        Common Stock         10,000 shares             1,325                400
         Symantec Corp.                     Common Stock            330 shares            10,829             13,368
         Symyx Tech Inc.                    Common Stock            500 shares            10,468              6,295
         Syngenta                           Common Stock            147 shares             1,360              1,693
         Sysco Corp.                        Common Stock            275 shares             8,707              8,192

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2002

(a)                   (b)                                         (c)                            (d)        (e)

                                                   Description of Investment Including
           Identity of Issue, Borrower,             Maturity Date, Rate of Interest,
           Lessor, or Similar Party                Collateral, Par, or Maturity Value           Cost     Current Value
----  ------------------------------------   ----------------------------------------------   --------   -------------
      Taiwan S Manufacturing                 Common Stock                    220     shares   $  2,736     $  1,551
      TDK Corp.                              Common Stock                     40     shares      3,432        1,570
      Telecom Italia                         Common Stock                     17     shares      1,122        1,292
      Telefonos M SA RP L                    Common Stock                  1,060     shares     11,446       33,899
      Tellabs Inc.                           Common Stock                    200     shares     12,450        1,454
      Teraforce Tech Corp.                   Common Stock                  4,200     shares     18,118          672
      Teva Phamaceutical Inds                Common Stock                    120     shares          -        4,633
      Texas Instruments                      Common Stock                  7,700     shares    478,651      115,577
      Tibco Software Inc.                    Common Stock                    105     shares      8,897          649
      Topps Inc.                             Common Stock                    500     shares      5,335        4,350
      Total SA                               Common Stock                     53     shares      2,100        3,790
      Toyota Motor Corp.                     Common Stock                     30     shares      2,208        1,590
      Transcanada Pipeline                   Common Stock                    500     shares     10,700        7,255
      Transmeta Corp.                        Common Stock                    140     shares      6,236          164
      Transocean Sedco Forex                 Common Stock                    224     shares      7,169        5,197
      Travelers Property A                   Common Stock                    178     shares      3,572        2,608
      Travelers Property B                   Common Stock                    371     shares      7,920        5,435
      Triad Hosps Inc.                       Common Stock                    170     shares      7,164        5,071
      Triangle Pharms Inc.                   Common Stock                  1,000     shares      6,913        5,940
      Tyco International Ltd.                Common Stock                  3,605     shares     60,097       61,573
      UAL Corp.                              Common Stock                    200     shares      9,425          286
      Unilever                               Common Stock                     28     shares      1,137        1,728
      Union Pacific Corp.                    Common Stock                    206     shares      8,775       12,331
      United Health Group Inc.               Common Stock                    600     shares     17,061       50,100
      United Parcel Services                 Common Stock                    316     shares     21,883       19,915
      Universal Health Realty                Common Stock                    800     shares     15,528       21,000
      Universal Health Svcs                  Common Stock                    200     shares      4,839        9,020
      Univision Communications               Common Stock                    244     shares      6,036        5,978
      Upgrade International Corp.            Common Stock                     50     shares      3,354            9
      US Air Group Inc.                      Common Stock                  1,000     shares     16,600          245
      UTS Motorola Inc.                      Common Stock                    235     shares     11,826        7,520
      Varco International Inc.               Common Stock                  1,000     shares      8,100       17,400
      Varian Medical Sys Inc.                Common Stock                    119     shares      5,062        5,902
      Vast Solutions Inc.                    Common Stock                     90     shares      4,620            -
      Verisign Inc.                          Common Stock                    322     shares     41,603        2,582
      Veritas Software Co.                   Common Stock                    403     shares      7,853        6,295
      Verizon Communications                 Common Stock                  1,230     shares     50,867       47,663
      Viacom Inc.                            Common Stock                  1,050     shares     30,786       42,851
      Viacom Inc. CL B                       Common Stock                    390     shares     23,520       15,896
      Vicon Indust Inc.                      Common Stock                    500     shares      2,075        1,800
      Visx Inc.                              Common Stock                    200     shares      5,350        1,916
      Vixel Corp.                            Common Stock                    500     shares      3,700        1,000
      Vodafone Grp.                          Common Stock                    500     shares     23,666        9,060
      Volvo Aktiebolaget                     Common Stock                     86     shares      1,818        1,423
      Wal mart Stores Inc.                   Common Stock                  1,865     shares     96,991       94,201
      Walt Disney Company                    Common Stock                  1,840     shares     51,163       30,018
      Washington Mut Inc.                    Common Stock                    250     shares      8,203        8,633
      WebMD Corp                             Common Stock                    520     shares      4,224        4,446
      Weight Watchers International          Common Stock                    104     shares      4,136        4,781
      Wellpoint Health Networks              Common Stock                     86     shares      5,529        6,120
      Westell Technologies Inc.              Common Stock                    300     shares     10,793          360
      Westpac Banking Corp.                  Common Stock                  5,625     shares     47,025       43,549
      Westwood One Inc.                      Common Stock                    166     shares      6,011        6,202
      Whole Foods Mkt Inc.                   Common Stock                     64     shares      3,125        3,375
      Wind Riv Sys. Inc.                     Common Stock                  1,450     shares     51,518        5,945
      Worldcom Inc.                          Common Stock                  2,560     shares     84,269          315

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2002

(a)                   (b)                                         (c)                            (d)        (e)
                                                   Description of Investment Including
           Identity of Issue, Borrower,             Maturity Date, Rate of Interest,
           Lessor, or Similar Party                Collateral, Par, or Maturity Value           Cost     Current Value
----  ------------------------------------   ----------------------------------------------   --------   -------------

      Worldwide Restaurant                   Common Stock                  2,000     shares   $  5,088     $  5,300
      Xcel Energy Inc.                       Common Stock                    383     shares     14,589        4,213
      Xerox Corp.                            Common Stock                    766     shares     17,565        6,166
      Xilinx Inc.                            Common Stock                    200     shares      9,475        4,120
      XO Communications                      Common Stock                  1,680     shares     11,249           89
      Yahoo Inc.                             Common Stock                    899     shares     55,751       14,699
      Zimmer Holdings Inc.                   Common Stock                    166     shares      5,019        6,894
      Zurich Finl Svcs                       Common Stock                    192     shares      5,957        1,791
      ABN Amro                               Preferred Stock               1,000     shares     25,516       25,440
      Alltel Corporation                     Preferred Stock                 145     shares      7,596        7,443
      American Exp Co.                       Preferred Stock               1,000     shares     25,000       25,600
      Bank of America Corporation            Preferred Stock               1,000     shares     25,000       25,300
      Bethlehem Steel                        Preferred Stock                 173     shares      8,432           38
      Duke Energy                            Preferred Stock               1,000     shares     25,000       24,990
      Electronic Data Systems                Preferred Stock                 285     shares     12,219        6,244
      Enterprise Cap Tr I                    Preferred Stock                 600     shares     15,000       13,830
      Enterprise Cap Tr III                  Preferred Stock               1,000     shares     25,000       22,750
      Equity Office Properties               Preferred Stock                 200     shares      7,900        9,007
      Equity Residential Properties          Preferred Stock                 600     shares     15,000       14,640
      Ford Motor Co.                         Preferred Stock                 340     shares     16,817       13,889
      General Motors Corp.                   Preferred Stock                 555     shares     14,587       13,459
      Harris Preferred Cap Corp.             Preferred Stock                 400     shares     10,000       10,040
      Hartford Life                          Preferred Stock               1,000     shares     25,516       25,360
      International Paper                    Preferred Stock                 190     shares      8,509        8,811
      KCPL Financing I                       Preferred Stock                 400     shares     10,000       10,076
      MCI Capital                            Preferred Stock                 500     shares     13,000        2,750
 *    Merrill Lynch Capital Tr I             Preferred Stock               3,000     shares     75,000       79,230
 *    Merrill Lynch Capital Tr II            Preferred Stock                 400     shares     10,000       10,804
 *    Merrill Lynch Pfd Sers III             Preferred Stock               2,000     shares     50,000       50,980
      National Australia Bank                Preferred Stock                 790     shares     20,181       25,715
      Newell Financial Trust I               Preferred Stock                 220     shares     10,306        8,188
      Northrop Grumman Corp.                 Preferred Stock                  60     shares      7,975        6,464
      Pacificorp                             Preferred Stock                 900     shares     23,170       22,428
      Placer Dome Inc.                       Preferred Stock               2,000     shares     51,625       50,480
      Potomac Elec Pwr Co.                   Preferred Stock                 900     shares     22,500       22,725
      Prudential Financial Inc.              Preferred Stock                 135     shares      7,150        7,367
      Raytheon Company                       Preferred Stock                 120     shares      6,004        6,552
      Repsol International Capital Ltd.      Preferred Stock                 800     shares     20,000       18,680
      Simon Property Group Inc.              Preferred Stock               1,500     shares     37,500       40,155
      Suiza Capital Trust II                 Preferred Stock                 150     shares      5,941        7,894
      Travelers Property Cas Corp.           Preferred Stock                 300     shares      7,804        6,705
      UDS Capital I                          Preferred Stock                 500     shares     12,500       12,510
      Union Pacific Capital Trust            Preferred Stock                 175     shares      7,755        8,969
      Unit Washington Mutual Capital Trust   Preferred Stock                 300     shares     16,210       15,562
      US Bancorp Capital II                  Preferred Stock               1,100     shares     27,500       27,555
      Weingarten Realty Invstr.              Preferred Stock               1,000     shares     25,000       25,750
      Aim                                    America Value Fund                                 66,307       47,674
      Aim                                    Global Telecomm Fund                               55,222        7,491
      Aim                                    Constellation Fund                                 24,550       13,277
      Aim                                    Aggressive Growth Fund                             25,474       14,585
      Aim                                    Blue Chip Fund                                    125,066       79,333
      Aim                                    High Yield Fund                                    13,970        6,131
      Aim                                    Value Fund                                         33,451       16,131
      Aim                                    Balanced Fund                                      22,990       17,660
      Aim                                    European Development Fund                          16,963        6,982
      Alger                                  Growth Portfolio                                    2,878        1,419

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2002

( a )                   ( b )                                          ( c )                               ( d )            ( e )
                                                         Description of Investment Including
           Identity of Issue, Borrower,                    Maturity Date, Rate of Interest,
            Lessor, or Similar Party                      Collateral, Par, or Maturity Value               Cost        Current Value
-----     ------------------------------           --------------------------------------------------  ------------    -------------
          Alger                                    Midcap Growth                                       $      3,088     $     2,031
          Alliance                                 Premier Growth Fund                                      170,270          72,863
          Alliance                                 Premier Growth Fund ADV CL                                47,806          22,742
          Alliance                                 Technology Fund                                           75,030          34,074
          Capital                                  World Growth and Income Fund                               2,517           2,492
          Davis                                    NY Venture Fund                                          100,207          80,217
          Federated                                Kaufmann Fund                                             18,527           5,090
          Federated                                European Growth Fund                                      17,523           9,340
          Federated                                International Small Company Fund                          45,000          17,195
          Fidelity                                 Equity Portfolio Growth                                   53,164          24,465
          Fidelity                                 Mid Cap Fund                                              12,474           8,277
          Fidelity                                 High Yield Portfolio                                      68,849          41,240
          Fidelity                                 Divid Growth Fund                                         25,394          19,802
          Franklin                                 Calif 250 Growth Fund                                    280,063         141,222
          John Hancock                             High Yield Bond Fund                                      38,697          21,781
          John Hancock                             Sovereign Bond Fund                                       63,067          62,276
          John Hancock                             Pacific Basin Equity Fund                                 12,399           9,839
          Hotchkis and Wiley                       Large Cap Value                                            8,052           6,432
          Ing International                        Small Cap Growth Fund                                     55,379          25,575
          Lord Abb                                 Dev Growth Fund                                            6,582           4,589
          MFS                                      Total Return Fund                                         12,343           6,911
          MFS                                      High Income Fund                                          58,235          38,138
          MFS                                      Over-the-Counter Fund                                      3,933           1,332
          Managers Fund                            Spl Equity Fund                                            7,500           5,801
          Managers Fund                            Fixed Income Secs Fund                                     3,157           3,309
          Massachusetts Investors                  Inv Growth Stk Fund                                       99,820          55,084
          Massachusetts Investors                  Investors Trust                                           22,972          15,022
 *        Merrill Lynch                            Focus Value Fund                                          16,565          12,366
 *        Merrill Lynch                            Euro Fund                                                 36,931          23,900
 *        Merrill Lynch                            Equity Income Fund                                            11               8
 *        Merrill Lynch                            Global Allocation Fund                                   677,380         608,258
 *        Merrill Lynch                            Fundamental Growth Fund                                   23,584           8,946
 *        Merrill Lynch                            Global Value Fund                                         94,630          56,089
 *        Merrill Lynch                            Global Tech Fund                                         172,219          47,592
 *        Merrill Lynch                            Latin America Fund                                        20,499          12,209
 *        Merrill Lynch                            Dragon Fund                                               33,414          13,173
 *        Merrill Lynch                            Healthcare Fund                                           22,544          17,539
 *        Merrill Lynch                            Basic Value Fund                                         523,719         350,088
 *        Merrill Lynch                            Balanced Capital Fund                                     70,597          48,145
 *        Merrill Lynch                            Small Cap Value Fund                                     172,127         136,839
 *        Merrill Lynch                            Global Growth Fund                                       281,610         163,466
 *        Merrill Lynch                            S&P 500 Index Fund                                       289,649         268,717
 *        Merrill Lynch                            Pacific Fund                                              23,364          14,708
 *        Merrill Lynch                            Corp Bond High Income Fund                               155,690          93,591
 *        Merrill Lynch                            Bond Fund                                                 39,013          40,542
          Munder                                   NetNet Fund                                              387,686          80,709
          Oakmark                                  Select Fund                                               26,000          22,304
          Oakmark                                  Equity & Income Fund                                      57,139          52,839
          Oppenheimer                              International Growth Fund                                  5,662           2,755
          PIMCO                                    Small-Cap Value Fund                                      16,337          14,804
          PIMCO                                    Capital Appreciation Fund                                 26,975          17,028
          PIMCO                                    Renaissance Fund                                          45,385          30,419
          PIMCO                                    Innovation Fund                                           94,659          24,066
          PIMCO                                    High Yield Fund                                           24,392          19,061
          PIMCO                                    Total Return Fund                                          6,728           7,191
          Seligman                                 Communications & Information Fund                         47,176          22,977

                  ALZA CORPORATION TAX DEFERRAL INVESTMENT PLAN
                          EIN 77-00142070 PLAN NO. 002
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                DECEMBER 31, 2002

( a )                   ( b )                                          ( c )                               ( d )            ( e )
                                                         Description of Investment Including
           Identity of Issue, Borrower,                    Maturity Date, Rate of Interest,
            Lessor, or Similar Party                      Collateral, Par, or Maturity Value               Cost        Current Value
-----     ------------------------------           --------------------------------------------------  ------------    -------------
          State Street                             Government Income Fund                              $     67,177     $    67,530
          Templeton                                Developing Markets Trust                                  16,957          12,541
          Templeton                                Foreign Fund                                              77,078          63,500
          Van Kampen                               American Cap Commstock Fund                                5,102           4,075
          Van Kampen                               American Cap Fund                                         17,784          10,319
          Washington Mutual                        Investors Fund Inc.                                       52,861          37,613
          United States Treasury Note              3.875% Due 07/31/03                                       71,159          71,072
          United States Treasury Note              4.875% Due 02/15/12                                        9,383           9,773
          United States Treasury Note              5.875% Due 11/15/04                                       40,222          41,040
          United States Treasury Bond              6.000% Due 02/15/26                                       28,511          30,940
          United States Treasury Note              6.500% Due 05/15/05                                       86,590          88,800
          United States Treasury Bond              7.500% Due 11/15/16                                        9,050           9,155
          United States Treasury Note              8.125% Due 08/15/21                                       78,438          90,060
          ALZA Corp.                               Corporate Bond - 7,000 shares 0% Due 07/28/20              5,029           5,442
          Anadarko Petroleum Corp.                 Corporate Bond - 16,000 shares 0% Due 03/07/20            11,194           9,780
          Brocade Communications                   Corporate Bond - 10,000 shares 2.000% Due 01/01/07         6,851           7,013
          Carnival Corp.                           Corporate Bond - 4,000 shares 2.000% Due 04/15/21          3,766           4,190
          Cendant Corp.                            Corporate Bond - 11,000 shares 0% Due 02/13/21             8,262           6,944
          Cendant Corp.                            Corporate Bond - 4,000 shares 3.875% Due 01/27/11          4,204           3,950
          Countrywide                              Corporate Bond - 8,000 shares 0% Due 02/08/31              5,732           6,460
          Devon Energy Corporation                 Corporate Bond - 9,000 shares 4.900% Due 08/15/08          8,823           9,023
          Diamond Offshore Drilling Inc.           Corporate Bond - 9,000 shares 1.500% Due 04/15/31          8,050           8,235
          First Data Corporation                   Corporate Bond - 5,000 shares 2.000% Due 03/01/08          5,387           5,638
          Gap Inc.                                 Corporate Bond - 7,000 shares 5.750% Due 03/15/09          8,016           8,733
          Health Management Assoc.                 Corporate Bond - 12,000 shares 0.250% Due 08/16/20         8,094           7,890
          Interpublic Group                        Corporate Bond - 9,000 shares 0% Due 12/14/21              7,307           7,020
          Liberty Media Group                      Corporate Bond - 7,000 shares 4.000% Due 11/15/29          7,782           3,771
          Lowe's Cos Inc.                          Corporate Bond - 11,000 shares 0% Due 02/16/21             7,926           8,113
          Medtronic Inc.                           Corporate Bond - 11,000 shares 1.250% Due 09/15/21        11,203          11,523
          Nextel Communications                    Corporate Bond - 12,000 shares 6.000% Due 06/01/11         6,878          10,290
          Penny JC Co. Inc.                        Corporate Bond - 7,000 shares 5.000% Due 10/15/08          6,469           7,464
          Photronics Inc.                          Corporate Bond - 2,000 shares 4.750% Due 12/15/06          2,312           1,657
          Quest Diagnostic Inc.                    Corporate Bond - 7,000 shares 1.750% Due 11/30/21          7,716           7,315
          Roche Holdings Inc.                      Corporate Bond - 13,000 shares 0% Due 07/25/21             6,939           6,906
          Royal Caribbean Cruise                   Corporate Bond - 37,000 shares 0% Due 02/02/21            14,496          14,060
          SPX Corp.                                Corporate Bond - 11,000 shares 0% Due 02/06/21             7,085           6,765
          Symantec Corp.                           Corporate Bond - 6,000 shares 3.000% Due 11/01/06          7,665           8,452
          Telefonos DE Mexico S.A.                 Corporate Bond - 6,000 shares 4.250% Due 06/15/04          7,705           7,162
          Times Mirror Company                     Corporate Bond - 14,000 shares 0% Due 04/15/17             6,163           9,572
          Tyco Internatl Ltd.                      Corporate Bond - 10,000 shares 0% Due 11/17/20             7,812           7,162
          CMA                                      Money Fund                                             6,661,960       6,661,960
          Cedar Fair Dep Unt                       Limited Partnership                                      100,125         118,000
          Kaneb Pln Prt Sr Prf                     Limited Partnership                                      108,400         139,400
                                                                                                       ------------     ------------

             Total Retirement Cash
               Management Account                                                                        27,590,207      24,584,885
                                                                                                       ------------     ------------

 *        Participant Loans                        6% - 10.5%                                                     -       1,052,603
                                                                                                       ------------     ------------

             Total                                                                                     $113,591,905    $131,184,146
                                                                                                       ============     ============

*   Represents parties-in-interest

              CONSENT OF MORRIS, DAVIS & CHAN, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-87736) of Johnson & Johnson Corporation pertaining to the ALZA Corporation Tax Deferral Investment Plan of our report dated April 17, 2003 with respect to the financial statements and schedules of the ALZA Corporation Tax Deferral Investment Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2002.

Morris, Davis & Chan LLP
Oakland, California
April 17, 2003

                       CERTIFICATION OF PLAN ADMINISTRATOR
                    PURSUANT TO SECTION 906 OF SARBANES-OXLEY

Reference is made to the following Savings Plans (the
"Plans"), which are administered by the Pension Committee of the Company:

(a)      Johnson & Johnson Savings Plan
(b)      Johnson & Johnson Retirement Savings Plan
(c)      Johnson & Johnson Savings Plan For Union Represented
         Employees
(d)      Alza Corporation Tax Deferral Investment Plan

The undersigned, Robert J. Darretta, the Chairman of the Pension Committee of Johnson & Johnson, a New Jersey corporation (the "Company"), pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that to the best of his knowledge:

        (1) Each of the Annual Reports on Form 11-K for the Plans for the fiscal year ended December 29, 2002 (the "Reports") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

        (2) The information contained in each Report fairly presents, in all material respects, the financial condition and results of operations of the respective Plan.

                                                         /s/ R. J. Darretta
                                                     ---------------------------
                                                             R. J. Darretta
                                                     Chairman, Pension Committee

Dated: June 26, 2003

This certification accompanies this Report on Form 11-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A signed original of this certification statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request.

                                      -24-